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                                                                 EXHIBIT 10.9.2


                   SECOND AMENDMENT TO SHAREHOLDER AGREEMENT
                   -----------------------------------------

    THIS SECOND AMENDMENT TO SHAREHOLDER AGREEMENT (this "Second Amendment"), is made as of and is effective as of January 31, 1996 by and among METANETICS CORPORATION fka New Meta Licensing Corporation, a Delaware corporation (the "Corporation") and each of the undersigned (collectively referred to as the "Shareholders"):

                              W I T N E S S E T H:
                              --------------------

    WHEREAS, as of the date hereof, the Shareholders and the Corporation entered into a Shareholder Agreement (the "Shareholder Agreement) and a First Amendment to Shareholders Agreement (the "First Amendment"); and

    WHEREAS, the Shareholders desire to further amend the Shareholder Agreement;

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Second Amendment, intending to be legally and equitably bound, hereby agree as follows:

    1. Article 4(d)(iii)(A) of the Shareholder Agreement is amended by replacing that section in its entirety with the following:

       One fifth (1/5) of the Shares owned on the date hereof by each of Yung Fu Chang and John Chu, respectively, are hereby deemed to have "Fixed" on January 1, 1995 and one fifth (1/5th) shall "Fix" on each of the next four (4) anniversaries of January 1, 1995, and the shares of Ynjiun P. Wang are deemed to have "Fixed" on January 1, 1995.

    IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first appearing above.


                                    METANETICS CORPORATION


                                    By: /s/ Jay R. Faeges
                                        --------------------

                                    Its: Assistant Secretary